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                                                                  EXECUTION COPY
                                                    Proprietary and Confidential

                              RITE AID REALTY CORP.

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                               INSTRUMENT GUARANTY

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                            Dated as of June 27, 2001


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                                                             INSTRUMENT GUARANTY
                                                    Proprietary and Confidential

                               INSTRUMENT GUARANTY

     INSTRUMENT GUARANTY, dated as of June 27, 2001 (this "Instrument Guaranty"), by Rite Aid Realty Corp., a Delaware corporation (the "Company"), to each of the Note Holders and Certificate Holders. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Participation Agreement dated as of the date hereof among the Company, Wells Fargo Bank Northwest, National Association, not in its individual capacity except as expressly set forth therein but solely as Trustee of the RAC Distribution Statutory Trust, Rite Aid Corporation, the Persons named therein as Note Holders and Certificate Holders, and Citicorp USA, Inc., as Agent (the "Participation Agreement").

                              Preliminary Statement

     A. As contemplated by the Participation Agreement, the Lessor will acquire
(i) a fee interest in two certain parcels of land located in Perryman, Maryland and a fee interest in certain improvements located thereon and (ii) a leasehold interest in a certain parcel of land located in Lancaster, California and a fee interest in certain improvements located thereon.

     B. The Lessor will finance its acquisition of its interests in the Properties through the issuance of Notes and Certificates. The Company intends this Instrument Guaranty to be an inducement for the Holders to purchase the Notes and Certificates which the Holders would be unwilling to do if the Company did not execute and deliver this Instrument Guaranty.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Instrument Guaranty, the Company hereby agrees to be bound as follows:

     l. (a) The Company unconditionally guarantees and agrees that, subject to the following sentence, all sums due under the Instruments (including all principal or Certificate Amount of, and interest or Distributions on, as the case may be, the Instruments), together with any other sums which may become due pursuant to any Operative Document with respect to the Instruments (including Charges and Additional Costs), but only to the extent provided in the Operative Documents, whether the same shall accrue before or after the filing of a proceeding under the Bankruptcy Law, will be promptly paid in full (i) when due (after any grace periods permitted under the Operative Documents), whether at stated maturity, by acceleration or otherwise, in accordance with the provisions of the Instruments and the Operative Documents, or (ii) upon the

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                                                             INSTRUMENT GUARANTY
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occurrence of an Event of Default. Notwithstanding anything to the contrary herein contained, it is expressly understood and agreed that unless an Event of Default shall have occurred and be continuing, this Instrument Guaranty shall not constitute a guaranty of an amount in excess of and shall be limited to the amount of the Residual Value Amount that may be payable at any time, which shall be allocated in accordance with Article VII of the Participation Agreement. This Instrument Guaranty shall be irrevocable, and in all events shall be continuing, unconditional and absolute, and if for any reason any such sums, or any part thereof, shall not be paid promptly when due, upon demand therefor by the Holders upon the Company, the Company shall pay the same to the Person entitled thereto pursuant to and in accordance with the provisions hereof, regardless of any defenses (other than the defense of payment, including payment to the Agent pursuant to the Participation Agreement) or rights of set-off or counterclaim, regardless of whether any Note Holder or Certificate Holder shall have taken any steps to enforce its rights against the Company, the Lessor, the Trustee or any other Person, to collect such sums, or any part thereof, and regardless of any other condition or contingency. Subject to the limitation provided in the second sentence of this subsection (a), the Company also agrees to pay to the Note Holders and the Certificate Holders from time to time such further amounts as shall be sufficient to cover the costs and expenses of collecting such sums, or part thereof, or of otherwise enforcing this Instrument Guaranty, including, in any case, compensation to their respective attorneys for all services rendered in that connection.

     (b) Any and all payments by the Company hereunder shall be made free and clear of and without deduction for any and all Charges. Subject to the limitation provided in the second sentence of Section 1(a), if the Company shall be required by Law to deduct any Charges from or in respect of any sum payable hereunder to any Holder, (i) the sum payable by the Company shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph 1(b)) the Holder receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions, and (iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law.

     2. The Company hereby unconditionally

          (a) waives any requirement that the Note Holders and the Certificate Holders from time to time first make demand upon, or seek to enforce remedies against, any other Person or any of the collateral or property of such other Person before demanding payment from, or seeking to enforce this Instrument Guaranty against, the Company;

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                                                             INSTRUMENT GUARANTY
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          (b) covenants that this Instrument Guaranty will not be discharged except by complete satisfaction by indefeasible payment in cash in full of all payment obligations contained in the Instruments and in the Operative Documents with respect to the Instruments;

          (c) agrees that this Instrument Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, illegality, irregularity or unenforceability in whole or in part of the Instruments, the Participation Agreement, any other Operative Document (and the Company hereby waives any defense relating to the enforceability of the Operative Documents or any provision contained therein), or any limitation of the liability of the Company thereunder (except for the limitation contained in the second sentence of Section 1(a) hereof and exc ept for any other limitation expressly set forth in the Operative Documents), or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever;

          (d) waives diligence, presentment and protest with respect to, and any notice of default in, the payment of any amount at any time payable under or in connection with the Instruments or any of the Operative Documents (except for notices required to be delivered under the Operative Documents); and

          (e) agrees that each and every right, power and remedy given under this Instrument Guaranty or any other Operative Document shall be cumulative and not exclusive, and shall be in addition to all other rights, powers and remedies now or hereafter granted or otherwise existing.

     3. The obligations, undertakings and conditions to be performed or observed by the Company under this Instrument Guaranty shall not be affected or impaired by reason of the happening from time to time of any of the following with respect to the Instruments and the other Operative Documents, all without notice to, or the further consent of, the Company (except for notices required to be delivered and consents to be obtained under the Operative Documents):

          (a) the waiver by the Lessor, any Note Holder, any Certificate Holder or any other Person of the observance or performance by the Company of any of the obligations, undertakings or conditions contained in any of such Instruments, except to the extent of such waiver;

          (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under any of the Instruments, the Participation Agreement or any other Operative Document or of any other sums or obligations

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                                                             INSTRUMENT GUARANTY
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     under or arising out of or on account of the Instruments, the
     Participation Agreement or any other Operative Document except to the extent of such extension;

          (c) provided the Company has consented to the same if required under the Participation Agreement, the modification or amendment (whether material or otherwise) of any of the obligations of the Lessor under any of the Instruments or any other Operative Document or of the Company under any Operative Document, except to the extent of such modification or amendment;

          (d) the taking or the omission of any of the actions referred to in any Instrument or any other Operative Document (including, without limitation, the giving of any consent referred to therein);

          (e) any failure, omission, delay or lack on the part of the Agent, the Lessor, any Note Holder, any Certificate Holder or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Lessor, any such Note Holder, any such Certificate Holder or any other Person in any of such Instruments or any action on the part of the Lessor, any Note Holder, any Certificate Holder or any other Person granting indulgence or extension in any form;

          (f) the release or discharge of the Agent, the Lessor or any other Person from the performance or observance of any obligation, undertaking or condition to be performed by the Agent, the Lessor or such other Person under any Instrument or any other Operative Document by operation of Law;

          (g) the receipt and acceptance by the Agent, the Lessor or a Holder of an Instrument, or any other Person of notes, checks or other instruments for the payment of money and extensions and renewals thereof;

          (h) any action, inaction or election of remedies by the Lessor or a Holder of an Instrument or any other Person which results in any impairment or destruction of any subrogation rights of the Company, or any rights of the Company to proceed against any other Person for reimbursement;

          (i) the surrender by the Agent, the Lessor or any Holder of an Instrument or any other Person of any security at any time held for the performance or observance of any of the agreements, covenants, terms or conditions contained in the Instruments or any of the Operative Documents;

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                                                             INSTRUMENT GUARANTY
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          (j) any event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of New York or any other jurisdiction;

          (k) any other circumstance whatsoever (with or without notice to or knowledge of the Company) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company with respect to its obligations hereunder or under the other Operative Documents, in bankruptcy or in any other instance, except based on payment or performance;

          (l) any change in circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, the Agent or the Lessor and whether or not such change in circumstances shall or might in any manner and to any extent vary the risk of the Company hereunder;

          (m) the invalidity or unenforceability of any of the Operative Documents; or

          (n) any other cause, whether similar or dissimilar to the foregoing;

it being the intention of the Company that this Instrument Guaranty be absolute and unconditional in any and all circumstances and that this Instrument Guaranty shall be discharged only by the indefeasible payment in full of all sums with respect to which this Instrument Guaranty relates.

     4. An "Event of Default" hereunder shall mean any "Event of Default" (as defined in the Participation Agreement).

     5. Notice of acceptance of this Instrument Guaranty and notice of the execution and delivery of any other instrument referred to in this Instrument Guaranty are hereby waived by the Company.

     6. This Instrument Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the obligations to be paid, is rescinded or must otherwise be restored or returned by any Holder of an Instrument, upon the insolvency, bankruptcy or reorganization of the Company, or otherwise, all as though such payment had not been made. The provisions of this paragraph 6 shall survive the termination of this Instrument Guaranty.

     7. This Instrument Guaranty shall remain in full force and effect until payment and performance in full of all obligations of the Company in accordance with the provisions of this Instrument Guaranty. The Company's payment obligations

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                                                             INSTRUMENT GUARANTY
                                                    Proprietary and Confidential

hereunder shall be deemed satisfied upon receipt by Agent on behalf of the Lessor of all amounts payable hereunder. This Instrument Guaranty is a guaranty of payment and not a guaranty of collection.

     8. (a) TIME IS OF THE ESSENCE IN THIS INSTRUMENT GUARANTY AND THE TERMS HEREIN SHALL BE SO CONSTRUED. This Instrument Guaranty shall be binding upon the Company and its successors and shall inure to the benefit of, and be enforceable by, the Holders of the Instruments and their respective successors and assigns as to the obligations respectively owed them and guaranteed hereunder. This Instrument Guaranty may not be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the Company and the Holders of the Instruments, in compliance with the requirements set forth in the Participation Agreement. This Instrument Guaranty may be enforced as to any one or more defaults either separately or cumulatively.

     (b) THIS INSTRUMENT GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCESSOR PROVISION THERETO) BUT EXCLUDING ALL OTHER CONFLICT-OF-LAW RULES.

     9. All notices, demands, requests, consents, approvals and other instruments hereunder shall be given in the manner and at the appropriate address set forth in the Participation Agreement or at such other address as such party shall designate by notice to each of the other parties hereto.

     10. Notwithstanding anything to the contrary contained in this Instrument Guaranty or any of the other Operative Documents, the amounts which the Company is obligated to pay pursuant to this Instrument Guaranty and the other Operative Documents, and the amounts which the Holders of the Instruments are entitled to receive pursuant to this Instrument Guaranty and other Operative Documents, are subject to limitations pursuant to Section 9.17 of the Participation Agreement.

     11. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the amounts which the Company is obligated to pay hereunder and notice of or proof of reliance by the Holders of the Instruments upon this Instrument Guaranty or acceptance of this Instrument Guaranty. The indebtedness evidenced by the Instruments shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Instrument Guaranty, and all dealings between the Company and the Holders of the

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                                                             INSTRUMENT GUARANTY
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Instruments shall likewise be conclusively presumed to have been had or consummated in reliance upon this Instrument Guaranty.

     12. The rules of construction set forth in Appendix A to the Participation Agreement apply to this Instrument Guaranty.




















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                    [SIGNATURE PAGE TO INSTRUMENT GUARANTY]

     IN WITNESS WHEREOF, the Company has caused this Instrument Guaranty to be duly executed as of the day and year first above written.



                                        RITE AID REALTY CORP.


                                        By: ____________________________
                                            Name:
                                            Title:















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